UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 3, 2009

                             CHICOPEE BANCORP, INC.
             (Exact Name of Registrant as Specified in its Charter)

    Massachusetts                      0-51996                   20-4840562
    -------------                   -------------                ----------
(State or Other Jurisdiction     (Commission File No.)       (I.R.S. Employer
    of Incorporation)                                        Identification No.)


70 Center Street, Chicopee, Massachusetts                         01013
-----------------------------------------                         -----
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:  (413) 594-6692
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 8.01         Other Events
                  ------------

On December 3, 2009, Chicopee Bancorp, Inc. (the "Company") issued a press release announcing the completion of its stock repurchase program. Since September 30, 2009, the Company has repurchased 10,220 shares of its common stock at an average price of $13.00 per share through a Rule 10b5-1 repurchase plan. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01         Financial Statements and Exhibits
                  ---------------------------------

         Exhibit 99.1               Press Release dated December 3, 2009

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        CHICOPEE BANCORP, INC.


DATE:  December 3, 2009                 By: /s/ Guy Ormsby
                                           -------------------------------------
                                           W. Guy Ormsby
                                           Executive Vice President,
                                           Chief Financial Officer and Treasurer